UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2007

INFORMATICA CORPORATION
(Exact name of registrant as specified in its charter)

State of Delaware	0-25871	77-0333710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices, including zip code)
(650) 385-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On October 16, 2007, the Board of Directors of Informatica Corporation (the “Company”) approved amendments to Article VI, Section 6.1 and Section 6.3 of the Company’s Bylaws to permit the issuance and transfer of uncertificated shares of its stock. These amendments were adopted to allow the Company to participate in the direct registration system, which will be required of all Nasdaq-listed companies by January 1, 2008.
The foregoing description is qualified in its entirety by reference to the Certificate of Amendment of Bylaws, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Certificate of Amendment of Bylaws

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATICA CORPORATION
By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Executive Vice President and Secretary

Date: October 22, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Bylaws